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                                                                      EXHIBIT 23

                                               INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statement Nos. 33-47006, 33-64890 and 33-65000 of Carlisle Plastics, Inc. on Form S-8 and Registration Statement No. 33- 56825 on Form S-4 of our report dated February 2, 1995, appearing in this Annual Report on Form 10-K of Carlisle Plastics, Inc. for the year ended December 31, 1994.

DELOITTE & TOUCHE LLP

Phoenix, Arizona
March 2, 1995